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                                                                   EXHIBIT 10.13

                                  AMENDMENT #1
                                       TO
                              EMPLOYMENT AGREEMENT

         AGREEMENT made the 26th day of February, 2003, between SOVEREIGN BANCORP, INC., a Pennsylvania corporation ("SBI") and JOHN HAMILL, an individual (the "Executive").

                                   WITNESSETH:

         WHEREAS, the parties executed an Agreement, dated January 7, 2000 (the "Original Employment Contract"), providing for the employment of the Executive by SBI; and

         WHEREAS, the Original Employment Contract is scheduled to terminate on January 6, 2003, as provided in Section 16(a)(i) thereof; and

         WHEREAS, the parties desire to extend the Original Employment Contract, as contemplated as a possibility in Section 16(a)(ii) thereof.

         NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree that:

         1.       Effective as of the close of business on January 6, 2003,
Section 16(a) of the Original Employment Agreement is amended and restated to read as follows--

                  "16.     Termination.

                           (a) Unless the Executive's employment is terminated pursuant to the provisions of Section 3 or Section 5 hereof, the term of this Agreement shall:

                                    (i)      Initially be a term commencing on
                           January 7, 2000, and ending on January 6, 2003;

                                    (ii)     Thereafter be a term commencing on
                           January 7, 2003, and ending on January 6, 2005; and

                                    (iii)    Thereafter be for such term as the
                           parties mutually agree."

         2. In all other respects, it is intended by the parties that the terms of the Original Employment Agreement, as in effect on January 6, 2003, shall continue to apply without change. Further, nothing in this Amendment #1 shall be construed as altering the meaning of the term "effective date" in the Original Employment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first

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above written.

                                       SOVEREIGN BANCORP, INC.

                                       By:     /s/ Jay S. Sidhu
                                           --------------------------------
                                           Jay S. Sidhu
                                           President and Chief Executive Officer

[CORPORATE SEAL]                       Attest: /s/ David A. Silverman
                                               ---------------------------------
                                                    David A. Silverman
                                                    Secretary

WITNESS:

       /s/ Eugenia Yau                         /s/ John Hamill            (SEAL)
--------------------------------       ----------------------------------
                                                   John Hamill

Agreed to as of the date
of this Amendment #1

SOVEREIGN BANK

By:     /s/ Jay S. Sidhu
    ---------------------------------
    Jay S. Sidhu
    President and Chief Executive Officer

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